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                                                                  EXHIBIT 10.22

                              CONSULTING AGREEMENT

         This Agreement is being made and entered into this 7th day of June, 2002, by and between Register.com, Inc. (the "Company"), and Rene Michael Mathis ("Consultant").

                                   WITNESSETH

         WHEREAS, Consultant was formerly the Chief Financial Officer of the Company;

         WHEREAS, the Company desires to secure services from Consultant to assist the Company in transitioning his job responsibilities;

         WHEREAS, the Company desires to engage Consultant as an independent contractor and Consultant represents that he has the requisite skill and knowledge to serve as such; and

         WHEREAS, the parties desire to state the terms and conditions of Consultant's services, effective as of the date of this Agreement, as set forth below.

    NOW THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto hereby declare and agree as follows:

     1. TERM; TERMINATION. The term of this Agreement shall commence on the Effective Date as defined in the Separation Agreement and General Release entered into by and between Company and Consultant (the "Separation Agreement"), and shall end on the third-month anniversary of the Effective Date, or until earlier terminated by the Company as described herein (the "Term"). The Company may terminate this Agreement at any time, at its sole discretion, by giving Consultant 10 days prior notice

     2. CONSULTING SERVICES. During the Term Consultant shall use his reasonable best efforts to assist the Company in transitioning his former job responsibilities as Chief Financial Officer of the Company (the "Consulting Services"). Subject to his other personal and business commitments, Consultant shall be available, upon reasonable notice and at reasonable times, to provide up to sixty (60) hours of Consulting Services during the Term, but no more than ten (10) hours during any work week. The Company agrees that, after the expiration of the first month of the Term, Consultant shall fulfill the remaining time commitment by being available by telephone during non-business hours.

     3.   COMPENSATION AND REIMBURSEMENT

          3.1. Company shall pay Consultant a fee of sixty-thousand dollars ($60,000), which shall be payable in a lump sum within 10 business days after the Effective Date and such payment shall be nonforfeitable for any reason. The

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               Company shall issue a Form 1099 in connection with the
               compensation paid to Consultant pursuant to this Agreement.

          3.2. The Company will reimburse Consultant for all reasonable expenses incurred by him in the course of the performance of the Consulting Services hereunder.

     4. INDEPENDENT CONTRACTOR. Consultant is an independent contractor, not an employee or agent of the Company, and the manner in which the Consulting Services are rendered shall be within his sole control and discretion..

     5. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be assigned by any of the parties hereto, and may not be amended or modified, except by the written consent of both parties hereto. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. Headings to Sections herein are for the convenience of the parties only, and are not intended to be or to affect the meaning or interpretation of this Agreement. The validity, interpretation and performance of this Agreement shall be governed by, and construed in accordance with, the internal law of the State of New York, without giving effect to conflict of law principles. Both parties agree that the exclusive venue for any action, demand, claim or counterclaim relating to the terms and provision of this Agreement, or to their breach, shall be in the State or Federal courts located in the State and County of New York. All notices required to be delivered under this Agreement shall be effective only if in writing and shall be deemed given when received by the party to whom notice is required to be given and shall be delivered personally, or by registered mail if to Consultant, to his home address as listed in the Company's records and if to the Company, to its headquarters.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


         /s/ JACK LEVY                                /s/ RENE MICHAEL MATHIS
         ------------------                           -------------------------
         Register.com, Inc.                           Rene Michael Mathis
         By:      JACK LEVY
         Title:   VICE PRESIDENT AND GENERAL COUNSEL






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